EXHIBIT 10.26

                    AMENDED AND RESTATED SECURITY AGREEMENT

     This AMENDED AND RESTATED SECURITY AGREEMENT is made as of December 31, 1996 by and between The Quizno's Corporation a Colorado corporation ("Quizno's") and the Quizno's Operating Company ("QOC") (Quizno's and QOC are referred to collectively, as the "Debtors"), each with an address at 1099 18th Street, Suite 2850, Denver, Colorado 80202, and Retail & Restaurant Growth Capital, L.P., a Delaware limited partnership with an address at 10000 N. Central Expressway, Suite 1060, Dallas, Texas 75231 (the "Secured Party").


     RECITALS
     --------

     The  following  is  a  statement  of  facts  underlying  this  Agreement:

     A. Quizno's and the Secured Party are parties to an Investment Agreement of even date herewith ("Investment Agreement"), as amended whereby Secured Party loaned Quizno's $1,500,000 (the "Loan") as evidenced by an Amended and Restated Senior Subordinated Convertible Promissory Note (the "Note").

     B. QOC is a wholly owned subsidiary of Quizno's and will benefit from the proceeds of the Loan.

     C. As a condition to making the Loan Secured Party requires that Debtors grant to it a security interest in the Collateral, as described in
Section 3 below, to secure payment of the Loan and the Note and performance of the other obliga-tions contained in this Agreement.

     D. This Amended and Restated Security Agreement supersedes and replaces the Security Agreement made as of December 31, 1996 between Quizno's and Secured Party, as amended by a First Amendment to Security Agreement dated as of November 11, 1997.

     AGREEMENT
     ---------

     NOW, THEREFORE, in consideration of the Secured Party making the Loan to Quizno's and their mutual promises set forth herein, Debtors and the Secured Party hereby agree as follows:

     1.       Security Interest.  Each Debtor hereby creates and grants to the
              -----------------
Secured  Party  a  continuing security interest in the Collateral described in
Section 3 hereof, to secure the payment of the Loan and the Note and performance of the other obligations of Debtors described in this Agreement. Such security interest shall be subordinate to certain other liens and security interests granted by Debtors as provided in Section 6.2 of the Investment Agreement.



     -10-
     2.        Obligations Secured.  The security interest created and granted
               -------------------
hereby secures (a) Quizno's obligation to pay, per-form and discharge all debts, liabilities and obligations of Quizno's to the Secured Party arising under or by virtue of the Loan and the Note and any and all extensions and increases or decreases thereof; and (b) other indebtedness and obligations of Quizno's arising pursuant to the provisions of this Security Agreement
(collectively,  the  "Obligations").    This  Agreement  will  automatically
terminate  upon  payment  in  full  of  the  Note.

     3.          Collateral.  The collateral (the "Collateral") shall mean and
                 ----------
include all right, title, estate and interest of Debtors in or to: all tangible and intangible personal property and fixtures of Debtors which Debtors now or at any time hereafter may acquire or in which Debtors now or any time hereafter have any rights, including but not limited to all accounts receivable, documents, instruments, chattel paper, general intangibles, inventory, contract rights, choses in action, insurance policies, insurance proceeds, tax refunds, inventory, goods, merchandise, and other personal property now owned or hereafter acquired by Debtors which are held for sale or lease, or are raw materials, work-in-process, supplies, or materials used or consumed in Debtors' businesses, and all substitutions, replacements, additions, or accessions therefore and thereto, all intellectual property, trade copyrights, equipment, trademarks, franchises, patents, trade names, licenses, jingles, slogans and logotypes, related common law and statutory copyrights owned or licensed to Debtors, cash and short-term investments, vehicles, consumer goods of every kind and descrip-tion, including, without limitation, motor vehicles, with all present and future proceeds and products of, increases, replace-ments and accessions thereto.

     The term "accounts receivable" shall include, without limita-tion, all accounts and any other obligations or indebtedness owed to Debtors from whatever source arising; all rights of Debtors to receive any payments in money or kind; all guarantees of receivables and security there-for; all of the right, title and interest of Debtors in and with respect to the goods, services or other property which gave rise to or which secure any of the receivables and insurance policies and proceeds relating thereto, and all of the rights of Debtors as an unpaid seller of goods or services, including, without limitation, the rights of stoppage in transit, replevin, reclamation and resale; and all of the forego-ing, whether now existing or hereafter created or acquired.

     4.          Perfection of Security Interest.  Debtors shall join with the
                 -------------------------------
Secured Party in executing and filing and refiling under the Uniform Commercial Code such financing state-ments and other documents, such recordings of assignments of real estate interests and such patent, trademark, copyright or other assignment forms and such other writings in such offices as the Secured Party may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve its security interest in the Collateral, and each Debtor hereby constitutes and appoints the Secured Party as its attorney-in--fact for the purpose of signing and filing such financing state-ments and other documents and writings and agrees to do such further acts and things and to execute and deliver to the Secured Party such additional conveyances, assign-ments, agreements and instruments as the Secured Party may require or deem advisable to carry into effect the purpose of this Security Agreement or to better assure and confirm in the Secured Party its rights, powers and remedies hereunder.

     5.        Right of Inspection.  From the date hereof until the payment in
               -------------------
full, including interest, of the Obligations, the Secured Party and any authorized agent of the Secured Party shall be allowed to inspect any and all of the premises, books and records of Debtors for any purpose related to the Collateral, this Security Agreement or the Obligations secured hereby. Each Secured Party will endeavor to give Debtors reasonable notice of any such inspection, but shall not be obligated to do so. Prior to providing access to information, Debtors reasonably consider to be trade secret or similar confidential information, Debtors may request that the Secured Party or its authorized agent sign a confidentiality agreement reasonably acceptable to Debtors.

     6.      Representations and Warranties of Debtors.  Except for "Permitted
             -----------------------------------------
Encumbrances" as hereafter defined, each Debtor repre-sents and warrants to the Secured Party that the Collate-ral is free and clear of all security interests, restrictions, liens and encumbrances, except the security interests herein granted or permitted, and those described in Section 3.10 of the Investment Agreement that such Debtor has the full right and power to transfer the Collateral to the Secured Party under this Security Agree-ment and to enter into this Security Agreement and carry out its terms, and that each Debtor is, or at the time each item of Collateral comes into existence will be, the true and lawful owner of, and has, or at the time it comes into existence will have, good and clear title thereto subject only to the Secured Party's security interests and Permitted Encumbrances. Each Debtor further represents and warrants that (i) all Collateral is located as set forth on Exhibit A, and (ii) its principal place of business is located in the State of Colorado.

     "Permitted Encumbrances" shall mean all of the follow-ing: (i) liens for taxes, assessments or governmental charges or levies not yet due or delinquent, or which-can thereafter be paid without penalty, or which are being contested in good faith in accordance with the Investment Agreement;
(ii) unfiled inchoate mechanics' and materialmen's liens for construction work in progress; (iii) workmen's, repairmen's, warehousemen's and carriers' lien and other similar liens, if any, arising in the ordinary course of business;
(iv) purchase money security interests; and (v) security interests or liens in the Collateral granted to the holders of Senior Indebtedness as defined in the Investment Agreement.

     7.     Right of Possession.  Unless otherwise provided herein and subject
            -------------------
to the terms and conditions of this Security Agreement, unless and until an Event of Default (as hereinafter defined) shall occur, each Debtor shall be entitled to the use, pos-session and quiet enjoyment of the Collateral.

     8.      Covenants with Respect to Collateral.  From the date hereof until
             ------------------------------------
payment in full, including interest, or performance of all Obligations hereunder, each Debtor shall:

     (a) not sell, transfer, assign, dis-pose of, hypothe-cate or subject to any lien or encumbrance any or all of the Collateral except for sales of immaterial amounts of equipment or Permitted Encumbranc-es or unless the Secured Party has consented in advance and in writing; pro-vided, however, that this Section 8(a) shall not apply to bona fide sales of items of Collateral in the ordinary course of business and each Debtor may grant purchase money security interests as defined in the Colora-do Uniform Commercial Code in the ordinary course of business and Permitted Encumbrances (as hereafter defined);

     (b) maintain in full force and effect the policy or policies of insurance issued by insurers of recog-nized responsi-bil-ity insuring the Collateral against such losses and risks and in such amounts as are customary in the case of corpora-tions of established reputation engaged in the same or a similar business and similarly situated;

     (c) keep all Collateral and its prin-cipal place of business located in the locations listed on Exhibit A unless Secured Party has received written notice of any change at least twenty (20) days in advance of such change; and

     (d) properly maintain and care for the Collateral in accordance with the highest standards customary for businesses similar to the business of each Debtor.

     9.        Rights of Secured Party.  In addition to all other rights given
               -----------------------
the  Secured  Party  herein, the Secured Party may, but shall not be obligated to, (a) discharge any or all taxes, liens, security interests or other encumbrances at any time levied or placed upon the Collateral, (b) pay for the insurance on the Collateral, and (c) pay for the maintenance and preserva-tion of the Collateral. Each Debtor shall reimburse the Secured Party on demand for any payment made, or any expense incurred, together with interest at the lesser of an annual rate of fourteen percent (14%) or the highest rate permitted by law, by the Secured Party pursuant to the foregoing authorization. Any action which is required to be taken or which may be taken or any document which is required to be executed or which may be execut-ed by a Secured Party under this Security Agreement, including without limitation, any modification, termination or amend-ment of this Security Agreement, release of any or all of the Collateral, waiver of the performance of any obligations of Debtors hereunder, exercise of the remedies provided herein upon default by a Debtor and application of the proceeds of any sale of the Col-lateral hereun-der, may be taken or executed by the Secured Party.

     10.      Events of Default.  An Event of Default as used in this Security
              -----------------
Agreement  shall  be  any  or  all  of  the  following:

     (a)          an Event of Default as defined in the Invest-ment Agreement;

     (b) the failure of any Debtor to perform, observe or keep any covenant, agreement, condition or obligation under this Security Agreement, which failure shall continue after ten (10) days have elapsed from demand by a Secured Party to such Debtor for performance thereof; or

     (c) if any representation or warranty made herein by any Debtor shall prove to have been false or misleading in any material respect.
     11.          Remedies  in  the  Event  of  Default.
                  -------------------------------------

     (a) Upon the occurrence of an Event of Default, the Secured Party shall be entitled to proceed to enforce its rights, including, without limitation, the right to exercise with respect to the Collateral all the rights and remedies available to a secured party upon default under the Colorado Uniform Commercial Code at the time, including the right to sell, lease or otherwise dispose of the Collateral or any portion thereof at public or private sale upon such terms as the Secured Party may determine. In addition, the Secured Party shall have all other rights and remedies provided for herein and in the Investment Agreement and such other rights and remedies as may be provided by law, and may require Debtors to assemble the Collateral and make it available to the Secured Party at a place to be designated by Debtors which is reasonably conve-nient to all parties. The Secured Party shall have the right, without notice or demand or legal process, to enter upon the premises of each Debtor and take possession of the Collateral, together with all additions and accessions thereto. Further, upon the occurrence of an Event of Default, the Secured Party may, without notice, declare all obligations secured hereby im-mediately due and payable.

     (b) The Secured Party shall give each Debtor notice of the time and place of any public sale of the Collateral or of the time on or after which any private sale or other intended dispo-sition is to be consummated, which notice shall be mailed to each Debtor in the manner set forth in Section 16(c) hereof at least ten (10) days prior to the time of such sale or other intended dis-position, and such notice shall be considered reasonable.

     Each purchaser at any sale of the Collateral (including the Secured Party) shall hold the property sold absolutely free from any claim or right on the part of any Debtor, and each Debtor hereby waives to the extent permitted by law all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted and, to the extent permitted by law, any right which it may have to demand a hearing or other judicial or ad-ministrative proceeding prior to the enforcement by the Secured Party of any of their rights and remedies hereunder. Any public or private sale of the Collateral or any party of it shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of sale, and at any such sale the Collateral, or the por-tion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Secured Party in its sole and absolute discre-tion may deter-mine. If permitted by law, a Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebted-ness) for the purchase of the Collateral.

     The Secured Party shall not be obligated to make any sale of the Collateral or any part of it if they determine not to do so, regardless of the fact that notice of sale of the Col-lateral may have been given. The Secured Party may, without notice or publication, adjourn a public or private sale of the Collateral, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.
     (c) All demands and presentments of any kind or nature are hereby expressly waived by Debtors. Each Debtor hereby waives the right to require the Secured Party to proceed against any of the Collateral it may hold or against any debtor of such Debtor, or to pursue any other remedy. All of the Secured Party's remedies are cumulative and may be enforced successively or concurrently and no such action shall estop or prevent the Secured Party from pursuing any other remedies.

     (d) Following an Event of Default, each Debtor hereby irrevocably appoints the Secured Party, or any person designated by the Secured Party, its true and lawful attorney-in-fact to receive, open and dispose of all mail addressed to such Debtor, to endorse the name of such Debtor on any notes, acceptances, drafts, money orders or other remittances; to notify account debtors to direct payments directly to Secured Party at such address as Secured Party may designate; to endorse the name of such Debtor on any invoice, freight or expense bill or bill of lading, storage receipt, ware-house receipt or other instrument or document in respect to any Collater-al; to sign the names of such Debtor to drafts against such Debtor, assign-ments or verifica-tions of accounts and notices to such Debtor; to station a representa-tive of the Secured Party on the premises of such Debtor for the purpose of taking any of the actions described in this paragraph including, without limita-tion, taking possession of books and records; and to do all other acts and things necessary to carry out the intent of this Secur-ity Agreement. The foregoing appointment and authority shall remain in effect until all obligations of each Debtor to the Secured Party secured hereby have been paid in full.

     12.          Application  of  Proceeds.   All proceeds of any sale of the
                  -------------------------
Collateral by the Secured Party pursuant to Section 11 hereof shall be applied in favor of the Secured Party as fol-lows:

     (a) first, to the payment of all fees and expenses incurred by the Secured Party in connection with any such sale, including, but not limited to, the expenses of taking, advertis-ing, processing, preparing and storing the Collateral to be sold, all court costs and reasonable fees of counsel for the Secured Party in connection therewith, and to the payment of all ad-vances made by the Secured Party hereunder to the account of Debtors and the payment of all costs and expenses paid or incurred by the Secured Party in connec-tion with the exercise of any right or remedy hereunder, to the extent that such advances, costs and expenses shall not theretofore have been reimbursed to the Secured Party by Debtors;

     (b)      second, to the payment of accrued interest, if any, on the Note;

     (c) third, to the payment of the outstanding prin-cipal balance of the Note;

     (d) fourth, to the payment of accrued interest, if any, on the Obligations, other than the Note; and

     (e) fifth, to the payment of the outstanding princi-pal of the Obligations, other than the Note.

     Any surplus shall be delivered to Debtors. If there is any deficiency, Debtors shall promptly pay the deficiency to the Secured Party on demand.

     13.          Miscellaneous.
                  -------------

               (a) Upon payment in full of the Note by Quizno's and any and all other obligations secured hereby, the security interest in the Collateral granted to the Secured Party in this Security Agreement shall terminate, and Secured Party shall execute any required releases or termination statements.

     (b) The Secured Party may delay exercising, or omit to exercise, any right or remedy under this Security Agree-ment without waiving that or any past, present or future right or remedy.

     (c) All notices, requests, demands and other com-munications hereunder shall be given as required in the Investment Agreement.

     (d) This Security Agreement shall bind and inure to the benefit of the parties, their successors and assigns; pro-vided, however, that this Security Agreement shall not be assigned by any Debtor without the prior written consent of the Se-cured Party and any attempted assignment by any Debtor without such consent shall be null and void.

     (e) This Security Agreement and its performance shall be governed by the internal laws of the State of Colorado.

     (f) This Security Agreement and the security interest created hereby are for the sole and exclusive benefit of the parties hereto and shall not operate to the benefit of any third party.

     (g) If any term, covenant or condition of this Security Agreement or the application thereof shall be invalid or unenforceable, the remainder of this Security Agreement or the application of such term, condition or covenant to persons or circumstances other than those as to which it is held invalid or unenforce-able shall be unaffected thereby and shall be valid and enforced to the fullest extent permitted by law.

     (h) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

     (i) This Agreement may be amended only by the written consent of the Secured Party. The terms of this Agreement may be waived only by a statement signed by the party against whom enforcement of the waiver is sought.

     IN WITNESS WHEREOF, the parties hereto have duly exe-cuted this Security Agreement on the date first above written.


DEBTORS:          THE  QUIZNO'S  CORPORATION
     a  Colorado  corporation

     By:          _________________________

     Its:          _________________________


     THE  QUIZNO'S  OPERATING  COMPANY,
     a  Colorado  corporation

     By:          _________________________

     Its:          _________________________


SECURED  PARTY:          RETAIL  & RESTAURANT GROWTH CAPITAL, L.P., a Delaware
     limited  partnership

     By:    Retail  &  Restaurant  Growth
     Partners,  L.P.,  its
General  Partner

     By:    Retail  &  Restaurant  Growth
     Management,  Inc.,  its
General  Partner

     By:          _________________________

     Its:          _________________________